                                  EXHIBIT 10.21
                                  -------------

                                 AMENDMENT NO. 4
                                       TO
                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT


                  This Amendment No. 4 to Amended and Restated Guaranty Agreement (this "Amendment"), made as of the 20th day of August, 1996, among RISER FOODS, INC., a Delaware corporation (herein the "Guarantor"), the Banks (as hereinafter defined), and KEYBANK NATIONAL ASSOCIATION (formerly known as Society National Bank), as agent for the Banks (herein the "Agent").

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Guarantor has executed and delivered to the financial institutions which are a party to the Credit Agreements (as defined below) (the "Banks"), that certain Amended and Restated Guaranty Agreement, dated as of May 27, 1993 (as amended pursuant to Amendment No. 1 to Amended and Restated Guaranty Agreement, dated as of May 16, 1994, Amendment No. 2 to Amended and Restated Guaranty Agreement, dated as of October 6, 1994, and Amendment No. 3 to Amended and Restated Guaranty Agreement, dated as of April 28, 1995) (collectively the "Guaranty Agreement"), pursuant to which the Guarantor unconditionally guaranteed the payment of all of the Obligations (as defined in the Guaranty Agreement);

                  WHEREAS, Rini-Rego Supermarkets, Inc. (formerly known as Fisher Foods, Inc.) an Ohio corporation ("Rini-Rego"), the Banks and the Agent have entered into that certain Amended and Restated Credit Agreement, dated as of May 27, 1993 (as amended pursuant to Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 16, 1994, Amendment No. 2 to Amended and Restated Credit Agreement, dated as October 6, 1994, and Amendment No 3 to Amended and Restated Credit Agreement, dated as of April 28, 1995) (collectively the "Rini-Rego Agreement"), pursuant to which the Banks have made certain financial accommodations available to Rini-Rego;

                  WHEREAS, American Seaway Foods, Inc., an Ohio corporation ("American"), the Banks and the Agent have entered into that certain Amended and Restated Credit Agreement, dated as of May 27, 1993 (as amended pursuant to Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 6, 1994, and Amendment No. 2 to Amended and Restated Credit Agreement, dated April 28, 1995) (collectively the "American Agreement" and, together with the Rini-Rego Agreement, the "Credit Agreements");

                  WHEREAS, the Banks which are signatories hereto constitute all of the Banks for the purpose of amending the Guaranty Agreement pursuant to
Section 8.22 of the American Agreement and Section 8.21 of the Rini-Rego Agreement; and

                  WHEREAS, the Guarantor, the Banks and the Agent desire further to amend the Guaranty Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor, the Banks and the Agent do hereby agree as follows:


                            SECTION 1. DEFINED TERMS.
                            -------------------------

                  Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Guaranty Agreement.

                SECTION 2. AMENDMENTS TO THE GUARANTY AGREEMENT.
                ------------------------------------------------

                  The Guarantor, the Banks and the Agent hereby agree that the following provisions of the Guaranty Agreement shall be amended, effective as of the date hereof and subject to the terms and conditions hereof, as follows:

                  2.1 AMENDMENT TO SECTION 7(t). Section 7(t) shall be amended to delete the covenant of Consolidated Capital Expenditures in its entirety and to substitute in lieu thereof the following:

                  (t) CONSOLIDATED CAPITAL EXPENDITURES. The Guarantor shall not make, for any Fiscal Year, any Consolidated Capital Expenditures that would cause the Consolidated Capital Expenditures to exceed the maximum amount of Consolidated Capital Expenditures allowed to have been made during any Fiscal Year as set forth below:

                                                        Consolidated
                                                    Capital Expenditures
                  Fiscal Year                             Maximum Amount
                  -----------                             --------------

                     1993                                   $26,667,000
                     1994                                   $26,143,000
                     1995                                   $34,000,000
                     1996                                   $30,000,000
                     1997                                   $57,000,000
                     1998                                   $40,000,000

         PROVIDED, HOWEVER, that, in any Fiscal Year, the Guarantor may, in addition to the Consolidated Capital Expenditures permitted for such Fiscal Year also incur additional Consolidated Capital Expenditures equal to the Consolidated Capital Expenditure Excess Amount from the immediately preceding Fiscal Year. For purposes of calculating the Guarantor's compliance with this Section 7(t), the amount of Consolidated Capital Expenditures during any Fiscal Year shall be applied first to the maximum amount set forth above and then to any Consolidated Capital Expenditures Excess Amount available from the immediately preceding Fiscal Year; provided, further, that the Consolidated Capital Expenditures Maximum Amount for Fiscal Year 1996 shall exclude any and all transactions with respect to Building No. 5 and the Cash-n-Carry Building.

                  2.2 AMENDMENT TO SCHEDULE I. Schedule I to the Guaranty shall be amended to delete the Net Operating Cash Flow requirements contained thereon and the Schedule I attached hereto shall be substituted in its entirety in lieu thereof.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

                  The Guarantor hereby represents and warrants to the Banks and the Agent as follows:

                  3.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

                  3.2 GUARANTY AGREEMENT. The Guaranty Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms. The Guarantor hereby ratifies and confirms the Guaranty Agreement as amended by this Amendment.

                  3.3 NONWAIVER. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Banks or the Agent under the Guaranty Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Guaranty Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Guaranty Agreement as amended by this Agreement.

                  3.4 REFERENCE TO AND EFFECT ON THE GUARANTY AGREEMENT.
Upon the effectiveness of this Amendment, each reference in the Guaranty Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Guaranty Agreement, as amended hereby and each reference to the Guaranty Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Guaranty Agreement shall mean and be a reference to the Guaranty Agreement, as amended by this Amendment.

                SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS
                ------------------------------------------------
                            OF THIS AMENDMENT NO. 4.
                            ------------------------

                  In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

                  4.1 THE AMENDMENT. The Banks and the Agent shall have received this Amendment No. 4 to Amended and Restated Guaranty Agreement, executed and delivered by a duly authorized officer of the Guarantor.

                  4.2 ACKNOWLEDGMENT OF BORROWERS. The Banks and the Agent shall have received the Acknowledgment of Borrowers attached to this Amendment, executed and delivered by a duly authorized officer of each of Rini-Rego and American.

                  4.3 GUARANTOR'S CERTIFICATE. The Banks and the Agent shall have received a certificate, in form and substance satisfactory to the Agent, executed for and on behalf of the Guarantor by the Chief Executive Officer and the Secretary of the Guarantor and dated as of the date of this Amendment, certifying (i) the Director's Resolutions of the Guarantor authorizing this Amendment, and each document or other instrument executed in connection with the Amendment, and (ii) compliance by the Guarantor with all representations, warranties, covenants and conditions under the Guaranty as amended by this Amendment.

                  4.4 OTHER DOCUMENTS. The Banks and the Agent shall have received each additional document, instrument or piece of information reasonably requested by the Agent, including, without limitation, any financing statements as may be necessary to continue the perfection of the security interests created by the Security Agreements.

                            SECTION 5. MISCELLANEOUS.
                            -------------------------

                  5.1 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

                  5.2 SEVERABILITY. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Guaranty Agreement shall not be affected thereby.

                  5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

                  IN WITNESS WHEREOF, the Guarantor has caused this Amendment No. 4 to Amended and Restated Guaranty Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                 RISER FOODS, INC.



                                 By:_________________________________
                                 Title:_______________________________

ACCEPTED AND AGREED as of the date and year first above written by:


KEYBANK NATIONAL ASSOCIATION                                  NBD BANK (formerly known as NBD Bank, (formerly
known as Society National                                     N.A.) as a Bank
Bank), as a Bank and as Agent


By:__________________________________                         By:_________________________________
Title:_________________________________                       Title:________________________________


NATIONAL CITY BANK,                                           STAR BANK, N.A., as a Bank
as a Bank


By:__________________________________                         By:_________________________________
Title:_________________________________                       Title:________________________________




                           ACKNOWLEDGMENT OF BORROWERS
                           ---------------------------


                  Each of the undersigned, RINI-REGO SUPERMARKETS, INC. (formerly known as Fisher Foods, Inc.) and AMERICAN SEAWAY FOODS, INC. (formerly known as Heritage Wholesalers, Inc.), each of which being a borrower of certain sums from the Banks under the Agreements (as defined in the Guaranty Agreement), hereby acknowledges and agrees to the terms of the foregoing Amendment No. 4 to Amended and Restated Guaranty Agreement. Each of the undersigned represents and warrants to the Banks and the Agent that the respective Credit Agreements (as amended), executed and delivered by each of the undersigned, remain the valid and binding obligations of each of the undersigned, respectively, enforceable against it in accordance with their terms.


                            RINI-REGO SUPERMARKETS, INC. (formerly
                            known as Fisher Foods, Inc.)



                            By:_______________________________________
                            Title:_____________________________________


                            AMERICAN SEAWAY FOODS, INC. (formerly
                            known as Heritage Wholesalers, Inc.)



                            By:_______________________________________
                            Title:_____________________________________


Executed:  August 23, 1996

                                   SCHEDULE I
                                       TO
                               GUARANTY AGREEMENT


                               MINIMUM REQUIRED
FISCAL QUARTER            AMOUNT OF NET OPERATING
   ENDING                        CASH FLOW
- --------------            -----------------------

7/3/93                          $17,391,000
10/23/93                        $ 6,845,000
1/15/94                         $10,980,000
4/9/94                          $15,943,000
7/2/94                          $18,542,000
10/22/94                        $ 7,053,000
1/14/95                         $11,312,000
4/8/95                          $16,291,000
7/1/95                          $23,632,000
10/21/95                        $ 7,450,000
1/13/96                         $12,035,000
4/6/96                          $17,281,000
6/29/96                         $25,015,000
10/19/96                        $10,500,000
1/11/97                         $17,500,000
4/5/97                          $24,500,000
6/28/97                         $35,000,000
10/18/97                        $10,500,000
1/10/98                         $17,500,000
4/4/98                          $24,500,000
6/28/98                         $35,000,000
